Power project acquisition and development costs	12 Months Ended
Dec. 31, 2023
Disclosure Of Power Project Acquisition And Development Costs [Abstract]
Power project acquisition and development costs [Text Block]

8 Power project acquisition and development costs

	Development Costs	Acquisition Costs	Total
December 31, 2021	$4,578,754	$1,584,750	$6,163,504
Additions	424,420	-	424,420
Unrealized foreign exchange	305,375	108,250	413,625
December 31, 2022	$5,308,549	$1,693,000	$7,001,549
Additions	342,323	-	342,323
Unrealized foreign exchange	(128,542)	(39,750)	(168,292)
December 31, 2023	$5,522,330	$1,653,250	$7,175,580

Montalva Project

In April 2013, the Company entered into a 50/50 arrangement to create AG Solar One LLC ("AG Solar") with Alterra Power Corp. ("Alterra") (the "Arrangement"). The Arrangement was created to develop 100 Megawatts ("MW's") of solar generation capacity in Puerto Rico under a Master Renewable Power Purchasing and Operating Agreement ("PPOA"), dated December 20, 2011, and amended on March 16, 2012 (the "Master Agreement"), with Puerto Rico Electric Power Authority ("PREPA") which the partnership through its wholly owned subsidiary, PBJL Energy Corporation ("PBJL"), currently has rights to.

On July 12, 2013, the Company signed a Membership Interest Purchase and Sale Agreement ("MIPSA") with Magma Energy (U.S.) Corp. ("Magma"), a subsidiary of Alterra, and amended on October 11, 2013 whereby the Company will purchase from Alterra its 50% interest in and to the shares of AG Solar. The consideration was US $1.25 Million. The Company completed the MIPSA on September 12, 2014 (the "Acquisition Date"), the Company now owns 100% of AG Solar.

Under the terms of the Master Agreement, the Company filed its 100 MW AC Montalva Solar Project with PREPA ("Montalva" or the "Montalva Project")) on September 5, 2013, requesting an interconnection evaluation and issuance of a project specific PPOA for Montalva. After numerous delays by PREPA and failed attempts by the Company requesting the interconnection evaluation and issuance of a project specific PPOA for Montalva, the Company filed a Notice of Default under the Master Agreement with PREPA on September 24, 2014. PREPA responded to the Notice of Default on November 3, 2014, taking the position that it had other PPOAs issued that would exceed its system renewable capacity and could not accept any additional renewable projects and further had met its obligations under the Master Agreement.

On May 15, 2015, the Company, filed a legal action against PREPA in the courts of Puerto Rico in order to protect and enforce its rights under the Master Agreement. On September 9, 2016, the Superior Court of Puerto Rico denied an application by PREPA to have the case for contractual enforcement and damages dismissed. The Company may now proceed to have the court enforce the agreement, or in lieu of enforcement, direct PREPA to pay US $210 Million in monetary damages, or both. In May of 2018 the Company filed a US Federal RICO lawsuit seeking US $951 Million in damages from PREPA.

On February 6, 2019, the Company announced that PREPA wanted to re-open negotiations to move forward the Montalva Project. The Company met with PREPA representatives in 2019 and commenced negotiations.

On May 19, 2020, the Company announced that it has reached agreement with the PREPA on a 25-year PPOA for the development, construction, and operation of the Montalva Project. On May 28, 2020, the Governing Board of PREPA approved the contract.

On August 7, 2020, the Company received unanimous approval from the Puerto Rico Energy Bureau and the Montalva PPOA moved on to final approval by the Puerto Rico Financial Oversight and Management Board (FOMB). On February 26, 2021, the FOMB approved two projects and excluded the approval of the Montalva Project. The Company began the process of seeking avenues to have the FOMB decision overturned or to have the FOMB approve the projects approved by PREPA. As part of this process, the Company together with PREPA entered into negotiations in front of the Puerto Rico Energy Bureau ( "PREB").

On October 3, 2023, the Company announced that further to many years of litigation with the PREPA in both the Commonwealth and US Federal Courts, plus litigation in front of the PREB, both parties have executed a formal settlement agreement beneficial to both parties.

The agreement will then head to the FOMB for approval. The perfunctory technical work on interconnection with Luma Energy, LLC, who is the power company responsible for power distribution and power transmission in the Commonwealth of Puerto Rico, will happen after PREB and FOMB approval.

Land Lease Option Agreements

Included in the power project development and construction costs balance for AG Solar are costs related to land lease option payments.

The below Montalva and Lajas Farm Option Agreements provide the option to enter into a series of land leases with a term of twenty-five years and such leases may be extended for up to four additional consecutive periods of five years each, at the Company's option, for the purposes of the Company developing the Montalva Project.

The Company entered into an option agreement dated September 9, 2013, which gives the Company the exclusive right and option to lease land in Puerto Rico (the "Montalva Option Agreement"). On December 1, 2013, the Company entered into an option agreement with renewal options which gives the Company the exclusive right and option to lease an additional site in Puerto Rico for the Montalva Project ("Original Lajas Farm Option"). On January 1, 2014, the Company entered into two additional option agreements for five years each (the "Secondary Lajas Farm Option"), which gives the Company the exclusive right and option to lease additional land in Lajas, Puerto Rico to further expand the Montalva Project (collectively, the "Lajas Farm Option Agreements").

On various dates since execution of the land lease option agreement, the parties have executed separate amendments to extend the expiration date. During the year ending December 31, 2023, the Company made payment totalling USD$105,667 (December 31, 2022 - USD$115,775), related to extension agreements. Subsequent to year end, the Company entered into additional extension agreements extending the option term on all agreements to December 31, 2024 and agreeing to make future payments totalling US$221,000.

Annual Impairment Test

As the intangible asset is not yet ready for use, management performs an annual impairment test on the statement of financial position date. The recoverable amount of the Montalva Project was determined based on a fair value less costs of disposal ("FVLCD") model utilizing a replacement cost approach.

Significant assumptions used in the determination of the recoverable amount were estimated costs to a market participant of acquiring a similarly advanced project at current market rates.

As a result of the impairment test performed, the recoverable amount was determined to be higher than the carrying value of the asset, which did not result in an impairment (December 31, 2022 - $nil).